Certain confidential information contained in this document, marked by [***], has been omitted because IREN Limited (the “Company”) has determined that the information (i) is not material and/or (ii) contains personal information. Dell Customer Communication - Confidential Non-Cancellable Non-Returnable (NCNR) and Supplemental Terms Agreement This Non-Cancellable Non-Returnable and Supplemental Terms Purchase Agreement between IE US Hardware 3 Inc. (“Customer”) and Dell Marketing L.P. (“Dell” or “Supplier”) (“NCNR Agreement”) is effective as of the date of the last signature below (“Effective Date”) and confirms and sets out certain supplementary terms and conditions that will apply to the purchase and use of the products and services set out in the purchase order (CHD_DELL_GB300_103125), including the related quote(s) and proposal attached hereto as Exhibit 1 and/or any related updated, revised or replacement quotes, proposals or purchase orders as agreed between the parties in writing (the “Order”). Capitalized terms used but not defined in this NCNR Agreement have the meaning given to them in the Supply Contract (as defined below). 1. By signing this NCNR Agreement, Customer is expressly accepting the conditions set forth herein and the parties agree that (a) this NCNR Agreement shall constitute terms of the Order for the purposes of clause 2.5A of the CTS (as defined below) and (b) they wish to deviate from the terms of the CTS for the purposes of the Order and the parties expressly accept this deviation. Subject to Section 2 and Section 4.D.ii. (with respect to an extended warranty period) below, the Order is designated as non-cancelable, non-returnable (“NC/NR”) and may not be cancelled, rescheduled, or modified without Supplier’s prior written consent, and none of the products may be returned to Supplier for any reason except in accordance with any applicable product warranty, which remains unaffected by this NCNR Agreement. Customer acknowledges that the foregoing conditions set forth in this NCNR Agreement shall supersede any return or cancellation rights contained in the Supply Contract. The discounts set out in the Order may not be aggregated or combined with any other discounts. 2. Customer hereby agrees to provide Dell with a fully signed copy of the agreement between the Customer and its third-party customer that will be the end-user of the products contemplated by the Order (the “Final End User Agreement”) by no later than close of business (Eastern Time) on November 5, 2025, and such Final End User Agreement shall be substantially consistent with, or upon terms more favorable to Customer than, the draft previously shared with Dell prior to the date hereof. Dell reserves the right to review the Final End User Agreement to confirm the foregoing prior to proceeding with the transaction. If the Customer fails to meet the requirement in the first sentence of this Section 2, either Dell or Customer may decline to process the Order and the transaction will not proceed. Subject to and except as identified in the first paragraph of Section 4, but notwithstanding anything else to the contrary contained herein or in any other agreement entered into between the parties or any non-disclosure agreements entered into by their respective affiliates, Customer may disclose this NCNR Agreement (including its Exhibits) and the information contemplated in Section 4.A.ii.1. to the end-user of the products contemplated by the Order on a confidential basis; provided that any Dell pricing, penalties or credits referenced in this NCNR Agreement (including in Section 4.D. and the Exhibits) is either removed or redacted, and that the Customer has a non-disclosure agreement in place with its end-user containing confidentiality terms that are generally as protective as those agreed upon between Dell and the Customer. 3. Governing and Amended Terms: A. Governing Terms This NCNR Agreement and Customer’s Order and use of products and services is subject to the Purchase Agreement dated November 2, 2025 between Customer and Dell (the “Supply Contract”) which incorporates and amends certain Commercial Terms of Sale (“CTS”) and the amending terms and supplementary terms referenced herein (collectively, the “Governing Terms”). The Governing Terms, this NCNR Agreement and the Order apply to the exclusion of all terms and conditions incorporated in or referred to in any documentation submitted by Customer to Supplier or Supplier to Customer (including in any Customer submitted purchase order other than the Order, even if such purchase order is signed by Dell, quote provided by Supplier or other ordering document issued by Supplier, terms made available online through www.dell.com or terms in any other online process made available by Supplier). B. Amended Limitation on Liability Solely for the purposes of the transaction identified herein, including the Order, clause 8.1A of the CTS incorporated into and amended by the Supply Contract will be deleted and replaced with the following: "A. Limitation on Direct Damages. Except for Customer’s obligations to pay for Offerings, Customer’s violation of the restrictions on use of Products and Services or Supplier’s or its Affiliates’ intellectual property rights, and Supplier’s obligations with respect to providing a depreciated refund under clause 7, Supplier’s (including its suppliers) and Customer’s total liability arising out of the transaction governed by the NCNR Agreement, including the Order, is limited to [***]. Notwithstanding anything otherwise set forth above, Supplier (and its suppliers) shall have no liability for any direct damages resulting from Customer’s use or attempted use of Third Party Software, Free Software or Development Tools, all defined in the EULA described in clause 4 above, or Third Party Products." 4. The following additional terms will also apply with respect to the Order: A. Delivery Commitments for the Order.

The commitments made by Dell to Customer in Sections 4.A through 4.C constitute Dell’s Confidential Information and, notwithstanding anything to the contrary herein, may not be disclosed to any third party or used for any purpose other than as expressly permitted below or in accordance with [***] i) Dell shall use commercially reasonable efforts to deliver the quantity of racks of GB300 based GPU server products (the “GPU Server Products”) to the Customer location listed in the Order by the final shipment end delivery date (the “Delivery Date”) associated with four phases, each as outlined in the table below (each, a “Phase”). Phase Racks of GPU server products Final shipment end delivery date “Phase 1” [***] [***] “Phase 2” [***] [***] “Phase 3” [***] [***] “Phase 4” [***] [***] ii) Notwithstanding Section 4.A.i. above, Dell’s delivery obligations may be impacted by factors beyond its reasonable control, including: (1) delivery or other delays caused by [***]; and (B) a revised delivery timeline; (2) Force Majeure; (3) industry wide component shortages; (4) delays or discrepancies attributable to Customer; and (5) breaches of contractual obligations or failure by Customer to make timely payments in accordance with the Governing Terms, including any cure periods specified therein (collectively, the “Excusable Events” and each, an “Excusable Event”). iii) In relation to each Phase, in the event that delivery of the relevant GPU Server Products are delayed by more than [***] business days beyond the relevant Delivery Date [***], Dell shall provide Customer with written notice of the delay and whether the proximate cause of Dell’s delay was one or more Excusable Events. iv) [***] v) [***] vi) Dell shall remain committed to working in good faith and shall continue to engage proactively with the Customer to facilitate timely delivery and to resolve any issues that may arise during the course of the project. B. Reduction in Cost [***] for Phase 3 and 4 of the Order i) [***] C. Substitutions of [***] for Phase 3 and 4 of the Order i) [***] (a) Customer provides Dell with sufficient (but no less than 4 months) advance written notice of the requested substitution; (b) [***] (c) the portion of the existing Order related to Phase 3 or Phase 4 (as applicable) is formally cancelled by mutual agreement of the parties duly executed in writing using a process specified by Dell; (d) Customer issues a new purchase order for the substituted [***], with a total value that must be equal to or greater than the portion of the Order being cancelled; (e) [***] sufficient supply; (f) [***] (g) Section 4.A. above will not apply to any GPU Server Products or Phases that are substituted with [***]. In such cases, the parties will work together in good faith to mutually agree on a revised planned delivery schedule for the affected GPU

Server Products or Phases. The parties agree to use good faith efforts with respect to such a request. D. ProSupport and Professional Services i) Quotes provided by Dell make reference to certain Support Services (as defined in the CTS) that may be included as part of the purchases called “ProSupport One for Data Center”, along with the “Supplemental Services for Cloud Service Providers and AI.” Such Support Services will be provided by Dell in accordance with the relevant terms of the Supply Contract and the Service Description documents attached hereto as Exhibit 2. Notwithstanding anything to the contrary in Exhibit 2, Dell acknowledges and agrees that (A) Dell should not require access to any end user data stored on the hardware or systems to perform the Support Services; and (B) if Dell does require such access, Dell will notify Customer in writing and work collaboratively with both Customer and Customer’s customer to minimize or eliminate any such access to the extent possible. ii) Customer may elect to receive an additional limited warranty for XE9712 during years four and five of the Order as described in further detail in pages 49-52 of the proposal attached as Annexure A to Exhibit 1 (the “Additional Limited Warranty”) by providing written notice to Dell no later than [***] (the “Election Deadline”), upon which election Dell will provide Customer the Additional Limited Warranty. If Customer does not provide such notice by the Election Deadline, the Additional Limited Warranty shall be deemed to have been removed from the Order and Customer has no further obligations (including payment obligations) in respect of the Additional Limited Warranty. iii) Quotes provided by Dell make reference to certain rack integration services and field deployment services which are considered Professional Services (as defined in the CTS). Such Professional Services will be provided by Dell in accordance with the relevant terms of the Supply Contract and a Statement of Work to be mutually agreed to and executed by the Parties acting in good faith (the “Statement of Work”); provided, however, that such Statement of Work shall include at least those services identified and described in Exhibit 3 and the price for such Professional Services will not exceed the amount of [***] as specified in the Order; provided that [***] E. Compliance i) Insofar as they do not conflict with or materially deviate from Dell’s own code of conduct and related policies, Dell will use commercially reasonable efforts to (A) comply, and (B) ensure all Dell personnel involved in the provision of products and services to Customer comply, with all reasonable Customer and Customer’s end user policies, procedures, protocols and requirements relevant to Dell as a supplier, including, without limitation, those related to safety and quality assurance or requirements of Customer’s customers, as provided by Customer to Dell in writing from time to time with sufficient time to review; and ii) Dell will instruct any Dell personnel on-site at any of Customer’s facilities or sites to comply with any lawful and reasonable directions of Customer or any of its affiliates. Please indicate Customer’s acceptance of the above by signing and returning this document to your account representative. Customer’s Order will not be processed until this accepted NCNR Agreement is received by Supplier. IN WITNESS WHEREOF, the parties have caused this NCNR Agreement to be duly executed as of the Effective Date.

Dell Marketing L.P. By: /s/ Robert Gasiorowski Name: Robert Gasiorowski Title: Global Chief Credit Officer Date: 02-Nov-25 | 1:55:58 AM PDT IE US Hardware 3 Inc. By: /s/ William Roberts Name: William Roberts Title: Director Date: 02-Nov-25 | 1:57:30 AM PDT By: /s/ Kent Draper Name: Kent Draper Title: Authorized Signatory Date: 02-Nov-25 | 1:56:24 AM PDT

Dell Customer Communication - Confidential Exhibit 1 Purchase Order (CHD_DELL_GB300_103125)

IREN Purchase Order: CHD_DELL_GB300_103125 Purchase Order Details This purchase order (CHD_DELL_GB300_103125), as may be updated upon mutual agreement of the parties in writing from time to time (“PO”) is entered into pursuant to the Purchase Agreement between Customer and Dell (each as defined below) dated on or around 2 November 2025 (the “Agreement”) and is governed by the terms and conditions of the Agreement and the Non-Cancellable Non-Returnable (NCNR) and Supplemental Terms Agreement between Customer and Dell dated on or around 2 November 2025 (the “NCNR Agreement”). Capitalized terms used but not defined in this PO have the meaning given to them in the Agreement or the NCNR Agreement (as applicable). Customer IE US Hardware 3 Inc. Project Manager: Denis Skrinnikoff Email: [***] with copy to [***] Dell Dell Marketing L.P. 1 Dell Way, Round Rock, TX 78682 USA Steven Fleischmann Email: [***] Proposal Refer to Annexure A. The Proposal may be updated upon mutual agreement by the parties in writing from time to time. Total Order Value/Contract Price and Breakdown: “Total Order Value”: [***] Total Order Value excluding cost of Additional Limited Warranty: [***] Cost of Additional Limited Warranty: [***] Payment Terms: Net 30 days of the later of invoice date or shipping (to be invoiced per shipment) All invoices by email to: [***] Planned Delivery Date Phase 1 – [***] Phase 2 – [***] Phase 3 – [***] Phase 4 – [***] Shipments Partial shipments acceptable Ship-to Address [***], Childress, Texas 79201 USA

Exhibit 2 ProSupport One Service Description [***]

Exhibit 3 Scope of Professional Services [***]